                                                                  Exhibit 10.38



NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION OF THIS WARRANT HAVE BEEN REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE 1933 ACT.

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION OF THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A WARRANT PURCHASE AGREEMENT, DATED AS OF OCTOBER 24, 1996. THE COMPANY WILL FURNISH COPIES OF SUCH AGREEMENT WITHOUT CHARGE TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST.



                             SALESLINK CORPORATION
                               25 Drydock Avenue
                          Boston, Massachusetts 02210


                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

                          dated as of October 24, 1996

                       Void after Warrant Expiration Date



No. W-1                                                            Common Stock


     THIS CERTIFIES that BankBoston, N.A. (formerly known as The First National Bank of Boston) (the "Bank"), or registered assigns, is entitled, at any time
                      ----
during the Warrant Exercise Period (as hereinafter defined), to subscribe for and purchase from SalesLink Corporation, a Delaware corporation (including any corporation which shall succeed to or assume the obligations of the company hereunder, the "Company"), up to 100,000 fully paid and non-assessable shares of
                -------
the Company's Common Stock (as defined below), at an initial purchase price per share equal to $3.15 (such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price"). The number and
                                              -------- -----
character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

     This Warrant was originally issued by the Company to the original holder under the terms of, and as provided and contemplated by, that certain Warrant Purchase Agreement, dated as of October 24, 1996 (herein, as so amended and from time to time in effect, called the "Warrant Agreement"), between the Company and
                                    ------- ---------
the original holder. The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Warrant Agreement.

     Copies of the Warrant Agreement are on file and available for inspection at the principal office of the Company or at such other office of the Company as the Company shall designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company.

     This Warrant is subject to the following terms and conditions:

     (S)1.  Definitions. As used herein the following terms, unless the context
            -----------
otherwise requires, have the following respective meanings:

     Bank shall have the meaning set forth in the preamble.
     ----

     Common Stock shall have the meaning set forth in the Warrant Agreement.
     ------ -----

     Company shall have the meaning set forth in the preamble.
     -------

     Credit Agreement shall mean the Revolving Credit and Term Loan Agreement,
     ------ ---------
dated as of October 24, 1996, by and among the Company, CMG Information Services, Pacific Direct Marketing Corp., The First National Bank of Boston, certain other lending institutions party thereto and the Agent (as defined therein), as amended and in effect from time to time.

     Exercise Price shall have the meaning set forth in the preamble.
     -------- -----

     Exercise Shares shall have the meaning set forth in (S)2.1 hereof.
     -------- ------

     Net Consideration Per Share shall mean the amount equal to the total
     --- ------------- --- -----
amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted. The Net Consideration Per Share which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities.

     Original Issue Date shall mean October 24, 1996.
     -------- ----- ----

     Other Securities shall mean any stock (other than Common Stock) and other
     ----- ----------
securities of the Company or any other entity (corporate or otherwise) which (i) the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or other securities, in each case pursuant to (S)(S)7, 8 or 9 hereof.

     Warrant Agreement shall have the meaning set forth in the preamble.
     ------- ---------

     Warrant Exercise Period shall mean the period beginning on the date of this
     ------- -------- ------
Warrant and ending on the Warrant Expiration Date.

     Warrant Expiration Date shall have the meaning set forth in (S)2.4 hereof.
     ------- ---------- ----

     Warrant Stock shall mean:  (i) the Company's Common Stock authorized as of
     ------- -----
the date of this Warrant and issuable upon the exercise or conversion of this Warrant or any warrants delivered in substitution or exchange therefor; and (ii) shall include also any other capital stock of any other class which may become and be issuable upon such exercise or conversion.

     (S)2.   Exercise of Warrant.
             -------- -- -------

             (S)2.1.  Exercise.  This Warrant may be exercised prior to the
                      --------
     Warrant Expiration Date by the holder hereof at any time or from time to time, by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto duly executed by such holder, to the Company at its
        ------- -
     principal office, accompanied by payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised. Upon any exercise of this Warrant, in whole or in part, the holder hereof may pay the aggregate Exercise Price with respect to the shares of Common Stock for which this Warrant is then being exercised (collectively, the "Exercise Shares") by (a) in the event
                                         -------- ------
     the holder of this Warrant is also the holder of a Note (as defined in the Credit Agreement), decreasing the outstanding principal amount of such Note by such amount or (b) surrendering its rights to a number of Exercise Shares having a fair market value equal to or greater than the required aggregate Exercise Price, in which case the holder hereof would receive the number of Exercise Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares.

             (S)2.2.  Conflict With Other Laws.  Any other provisions hereof to
                      -------- ---- ----- ----
     the contrary notwithstanding, neither the Bank nor any of its affiliates, shall be entitled to exercise the right under this Warrant to purchase any share or shares of Common Stock if, under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to the Bank or any of its affiliates, (a) as a result of such purchase, the Bank and all affiliates of the Bank, taken as a whole, would own, control or have power to vote a greater quantity of securities of any kind than the Bank and its affiliates shall be permitted to own, control or have power to vote, or (b) such purchase would not be permitted.

             (S)2.3.  Warrant Agent.  In the event that a bank or trust company
                      ------- -----
     shall have been appointed as trustee for the holder of the Warrant pursuant to (S)7.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to (S)17 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this (S)2.

             (S)2.4.  Termination.  This Warrant shall terminate upon the
                      -----------
     earlier to occur of (i) exercise in full, or (ii) May 16, 2002 (the "Warrant Expiration Date").

     (S)3.  Registration Rights.  The holder of this Warrant has the
            ------------ ------
registration rights specified in (S)8 of the Warrant Agreement.

     (S)4.  Rights of Co-Sale.  The holder of this Warrant has the rights of co-
            ------ -- -------
sale as set forth in (S)10 of the Warrant Agreement.

     (S)5.  Delivery of Stock Certificates on Exercise.
            -------- -- ----- ------------ -- --------

            (S)5.1.  Delivery.  As soon as practicable after the exercise of
                     --------
     this Warrant in full or in part, and in any event within twenty (20) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

             (S)5.2.  Fractional Shares.  In the event that the exercise of this
                      ---------- ------
     Warrant, in full or in part, results in the issuance of any fractional share of Common Stock, then in such event the holder of this Warrant shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

     (S)6.  Charges, Taxes and Expenses.  Issuance of certificates for shares of
            -------  ----- --- --------
Warrant Stock upon the exercise or conversion of this Warrant or any portion thereof shall be made without charge to the Company hereof for any issue or transfer taxes or any other incidental expenses in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the holder, and such certificates shall be issued in the name of the holder of this Warrant; provided, however, that any income taxes or capital gains taxes or similar taxes
--------  -------
shall be payable by the holder of this Warrant.

     (S)7.   Adjustment for Reorganization, Consolidation, Merger, Etc.
             ---------- --- --------------- -------------- ------- ----

     (S)7.1.  Certain Adjustments.  In case at any time or from time to time,
              ------- -----------
the Company shall (a) effect a capital reorganization, reclassification or recapitalization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Warrant, on the exercise hereof as provided in (S)2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and Other Securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in (S)(S)8 and 9 hereof.

     (S)7.2.  Appointment of Trustee for Warrant Holders Upon Dissolution.  In
              ----------- -- ------- --- ------- ------- ---- -----------
the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and Other Securities and property (including cash, where applicable) less the Exercise Price receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this (S)7 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrant.

     (S)7.3.  Continuation of Terms.  Upon any reorganization, consolidation,
              ------------ -- -----
merger or transfer (and any dissolution following any transfer) referred to in this (S)7, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in (S)10 hereof.

     (S)8.  Adjustments for Issuance of Common Stock and Amount of Outstanding
            ----------- --- -------- -- ------ ----- --- ------ -- -----------
     Common Stock .
     ------ ----- -

     8.1.  General.  If at any time there shall occur any stock split, stock
           -------
dividend, reverse stock split or other subdivision of the Company's Common Stock ("Stock Event"), then the number of shares of Common Stock to be received by the
  ----- -----
holder of this Warrant shall be appropriately adjusted such that the proportion of (a) the number of shares issuable hereunder plus the number of shares of
                                               ----
Warrant Stock held by the holder of this Warrant to (b) the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of (x) the number of shares issuable hereunder plus the
                                                                       ----
number of shares of Warrant Stock held by the holder of this Warrant after such Stock Event to (y) the total number of shares of the Company (on a fully-diluted basis) after such Stock Event. In each such Stock Event, the Exercise Price in effect immediately prior to such Stock Event shall, simultaneously with the happening of such Stock Event, be adjusted by multiplying the Exercise Price in effect immediately prior to such Stock Event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Stock Event, and the product so obtained shall be the Exercise Price in effect immediately after such Stock Event; provided that in no event will the Exercise Price be less than the par value of the Common Stock In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities (as hereinafter defined) or
(b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date chosen by the Company shall be deemed to be the date of the issue of the shares of Common Stock issued upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be

     8.2.  Other Issuances of Common Stock.  (a) If the Company shall at any
           ----- --------- -- ------ -----
time or from time to time issue or sell any additional shares of Common Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issuance, then the Exercise Price shall be adjusted to a price determined by dividing (a) an amount equal to the sum of (i) the product of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by (B) the then existing Exercise Price plus (ii) the consideration, if any, received by the Company upon such issue or sale by (b) the total number of shares of Common Stock outstanding immediately after such issue or sale.

     (b) In case the Company shall at any time or from time to time in any manner grant any rights to subscribe for or to purchase any options for the purchase of Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (a) the sum of (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus
(ii) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, (iii) in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the
                                  --------
Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities, upon exercise of such rights or options or upon the actual issue of such Common Stock or upon conversion or exchange of such Convertible Securities; and provided, further, that upon the expiration of such
                            --------  -------
rights or options, if any thereof shall not have been exercised, (x) the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon the exercise of such rights or options or upon conversion or exchange of Convertible Securities so issuable, which rights or options were not exercised, shall no longer be deemed to be issued and outstanding, and (y) the Exercise Price shall forthwith be readjusted and thereafter the Exercise Price shall be the price which it would have been had adjustment been made on the basis of the issue only of the shares of Common Stock or of the Convertible Securities actually issued upon the exercise of such rights or options.

     (c) In case the Company shall in any manner issue or sell any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (a) the sum of (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (ii) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided,
                                                                   --------
that if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 8.2 no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and provided, further, that upon the termination of the right to
             --------  -------
convert or to exchange such Convertible Securities for Common Stock (x) the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding and (y) the Exercise Price shall be forthwith readjusted and thereafter the Exercise Price shall be the price which it would have been had adjustment been made on the basis of the issue only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

     (d) In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or in Convertible Securities (other than Stock Events which are provided in Section 8.1), the aggregate number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion of or in exchange for such Convertible Securities issuable in payment of such dividend or distribution, shall, for purposes of determining the Exercise Price, be deemed for the purposes of this Section 8.2 to have been issued or sold without consideration.

     (e) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration other than cash (or a consideration which includes cash, if such cash constitutes a part of the assets of a corporation or business substantially all the assets of which are being received as such consideration), then, for the purposes of this Section 8.2, the Board of Directors of the Company shall determine in good faith the fair value of such consideration, and such Common Stock, rights, options or Convertible Securities shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities are issued in connection with the sale of other assets of the Company for a consideration which includes both, the Board of Directors shall determine in good faith what part of the consideration so received is to be deemed to be consideration for the issue of such shares of such Common Stock or Convertible Securities or rights or options to purchase such stock or securities and what part is properly allocable to such other assets.

     (f) Upon each adjustment of the Exercise Price pursuant to this Section 8.2, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase upon exercise of this Warrant the number of shares obtained by multiplying the number of shares of Common Stock which were issuable upon exercise hereof, immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price. The Exercise Price shall be readjusted in the foregoing manner upon the happening of any successive event or events described herein in this Section 8.2, and the adjustments or readjustments required by this Section 8.2 shall be calculated in the order in which the events giving rise thereto occur.

     (g) The provisions of this Section 8.2 shall not apply to (i) any issuance of additional Common Stock for which an adjustment is provided under
Section 8.1 hereof, (ii) any issuance of options pursuant to the Company's stock option plan as in effect on the date hereof, and shares of Common Stock issued pursuant to such options, in an amount not to exceed 2,000,000 shares, or (iii) in the case of a Qualified Public Offering.

     8.3.  Other Securities.  In case any Other Securities shall have been
           ----- ----------
issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 7 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 8 with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by this
Section 8 and the other provisions of this Warrant..

     9.    Adjustment for Dividends, Distributions and Reclassifications.  In
           ---------- --- ---------- ------------- --- ------------------
case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

           (a) other or additional stock, other securities, cash or property by way of dividend; or

           (b) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a stock dividend or in a
----- ----
stock-split (adjustments in respect of which are provided for in Section 8 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 9) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 9 receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 7 and 8 hereof.

     (S)10.  No Dilution.  The Company will not, by amendment of its Certificate
             -- --------
of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against dilution. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise,
(b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, and (c) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant and the Warrant Agreement.

     (S)11.  Accountants' Certificate as to Adjustments.  In the case of each
             ------------------------------------------
event that may require any adjustment or readjustment in the shares of Warrant Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (a) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (b) the number of shares of Warrant Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by (S)9) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the holder of a Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

     (S)12.  Notices of Record Date.  In the event of:
             ----------------------

             (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right; or

             (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

             (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

             (d) any proposed issue or grant by the Company of any shares of stock of any class or any Other Securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities (other than the issue of Warrant Stock on the exercise of this Warrant), then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (b) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (c) the amount and character of any stock or Other Securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

     (S)13.  Reservation of Stock Issuable on Exercise of Warrant.  Sufficient
             ----------- -- ----- -------- -- -------- -- -------
shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrant. The issuance of the Securities will not require any further corporate action by the stockholders or directors of the Company, is not subject to pre-emptive rights in any present stockholders of the Company and does not conflict with any provision of any agreement to which the Company is a party or by which it is bound, and such Common Stock, when issued upon exercise of the Warrant in accordance with its terms or upon such conversion, will be duly authorized, fully paid and non-assessable.

     (S)14.  No Rights or Responsibilities as Shareholder.  This Warrant neither
             -- ------ -- ---------------- -- -----------
entitles the holder hereof to any rights, nor subjects the holder hereof to any responsibilities, as a shareholder of the Company.

     (S)15.  Exchange.  This Warrant is exchangeable, upon the surrender hereof
             --------
by the registered holder at the principal office of the Company, for new warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Warrant Stock purchasable hereunder, each of such new warrants to represent the right to purchase such number of shares of Warrant Stock as shall be designated by said registered holder at the time of such surrender.

     (S)16.  Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by
             ----  -----  ----------- -- ---------- -- -------
the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto including the cost of a surety bond, if necessary, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and date, in lieu of this Warrant.

     (S)17.  Warrant Agent.  The Company may, by written notice to the holder of
             ------- -----
this Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to (S)2 hereof, and exchanging or replacing this Warrant pursuant to this Warrant and the Warrant Agreement, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     (S)18.  Remedies.  The Company stipulates that the remedies at law of the
             --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     (S)19.  Transfer of Warrant.  This Warrant and all rights hereunder are
             -------- -- -------
transferable to any Permitted Transferee (as such term is defined in the Warrant Agreement), in whole or in part, pursuant to the provisions of (S)9 of the Warrant Agreement.

     (S)20.  Communications and Notices.  All communications and notices
             -------------- --- -------
hereunder must be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by telecopier, and, if to the Company, shall be addressed to it at the address set forth on the first page hereof, or at such other address as the Company may hereafter designate in writing by notice to the registered holder of this Warrant, and, if to such registered holder, addressed to such holder at the address of such holder as shown on the books of the Company.

     (S)21.  Sundays, Holidays, etc.  If the last or appointed day for the
             -------  --------  ---
taking of any action required or the expiration of any right granted herein shall be a Sunday or a Saturday or shall be a legal holiday or a day on which banking institutions in Boston, Massachusetts, are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in Boston, Massachusetts, are authorized or required by law to remain closed.

     (S)22.  Miscellaneous.
             -------------

     (a)     THIS WARRANT SHALL BE BINDING UPON THE COMPANY'S SUCCESSORS IN
      -      --------------------------------------------------------------
TITLE AND ASSIGNS. THIS WARRANT SHALL CONSTITUTE A CONTRACT UNDER SEAL AND, FOR
-------------------------------------------------------------------------------
ALL PURPOSES, SHALL BE CONSTRUED IN
-----------------------------------

ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.
-----------------------------------------------------------------------------

     (b)     Reference is made to the Warrant Agreement. For all purposes of the
      -
Warrant Agreement the original holder hereof and its Permitted Transferees shall be bound by all of the terms and conditions contained in, and entitled to all of the benefits of, the Warrant Agreement.

     (c)     In case any provision of this Warrant shall be invalid, illegal or
      -
unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

     IN WITNESS WHEREOF, SALESLINK CORPORATION has caused this COMMON STOCK PURCHASE WARRANT to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers.

                                            The Company:
                                            --- -------

Dated as of:                                SALESLINK CORPORATION

March 14, 1997


                                            By: /s/ Andrew Hajducky
                                               -------------------------------
                                                Title:
Attest:

/s/ William Williams II
-------------------------

                                                                       Exhibit A
                                                                       ---------
                              FORM OF SUBSCRIPTION

(To be signed only on exercise or conversion of Common Stock Purchase Warrant)

TO:  SALESLINK CORPORATION

     The undersigned, the registered holder of the within Common Stock Purchase Warrant of SalesLink Corporation, hereby irrevocably elects:

(check one)

A. to exercise this Common Stock Purchase Warrant for, and to purchase ------- thereunder, _____* shares of Common Stock of SalesLink Corporation and the undersigned herewith makes payment of $_______ therefor.

B. -------  to convert _____* Warrants represented by this Common Stock Purchase
            Warrant into ______ shares of Common Stock of SalesLink Corporation.

The undersigned requests that the certificates for such shares be issued in the name of and delivered to ____________________, whose address is _______________.


Dated:
      -----------------                          ------------------------------
                                                 (Signature must conform in all
                                                 respects to name of registered
                                                 holder as specified on the face
                                                 of the Warrant)

                                                 ------------------------------
                                                 (Address)

Signed in the presence of:


----------------------


----------------------
     *Insert here the number of shares (all or part of the number of shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised or converted without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise or conversion.

                                                                       Exhibit B
                                                                       ---------
                              FORM OF ASSIGNMENT

(To be signed only on transfer of Common Stock Purchase Warrant)

                                  ASSIGNMENT
                                  ----------

     For value received, the undersigned, _______________________, hereby sells, assigns, and transfers unto ____________________ the right represented by the within Common Stock Purchase Warrant to purchase _____________ shares of Common Stock of SalesLink Corporation to which the within Common Stock Purchase Warrant relates, and appoints ___________ Attorney to transfer such right on the books of SalesLink Corporation with full power of substitution in the premises.

Dated:
      -------------                              ------------------------------
                                                 (Signature must conform in all
                                                 respects to name of registered
                                                 holder as specified on the face
                                                 of the Warrant)


                                                 ------------------------------
                                                 (Address)

Signed in the presence of:


-----------------------